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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 13, 1997





                          ROCHESTER MEDICAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Minnesota                0-18933                  41-1613227
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(State or other jurisdiction     (Commission               (IRS employer
     of incorporation)           file number)           identification No.)


           One Rochester Medical Drive, Stewartville, Minnesota 55976
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:          (507) 533-9600
                                                    ---------------------------

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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          Not applicable.

Item 5.   OTHER EVENTS.

     On October 13, 1997, Rochester Medical Corporation issued a news release on the subject of year end earnings. See Exhibit 99.1.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          99.1 Press Release.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 13, 1997   ROCHESTER MEDICAL CORPORATION


                           By:    /s/ ANTHONY J. CONWAY
                              -------------------------------
                               Anthony J. Conway
                               President, Chief Executive Officer and Secretary